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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  July 3, 2003
                                                        --------------



                   Registrant, State of
Commission            Incorporation,               I.R.S. Employer
File Number    Address and Telephone Number     Identification Number
------------  --------------------------------  ---------------------

  1-7297      Nicor Inc.                          36-2855175
              (An Illinois Corporation)
              1844 Ferry Road
              Naperville, Illinois 60563-9600
              (630) 305-9500






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                                                             Page 1

Item 7.  Financial Statements and Exhibits
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The following is filed as an exhibit to this report.

Exhibit
Number          Description
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99.1      Press release of Nicor Inc. issued July 3, 2003.



Item 9.   Regulation FD Disclosure
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The information in the attached Nicor Inc. press release issued July 3, 2003 is being provided under Items 9 and 12.



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                                                             Page 2

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    Nicor Inc.


Date   July 3, 2003                 /s/ KATHLEEN L.HALLORAN
      --------------                ---------------------------
                                    Kathleen L. Halloran
                                    Executive Vice President
                                    Finance and Administration







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                                                             Page 3

Exhibit Index
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  Exhibit
  Number                  Description of Document
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    99.1             Press release of Nicor Inc. issued July 3, 2003.